Exhibit 10.1


                                 AMENDMENT NO. 4
                                       TO
                        LICENSE AND DEVELOPMENT AGREEMENT


         This Amendment No. 4 to License and Development Agreement (this "Amendment") is made as of the 21st day of May, 1999 (the "Effective Date") by and between Aronex Pharmaceuticals, Inc., a Delaware corporation ("Aronex"), and Genzyme Corporation, a Massachusetts corporation ("Genzyme"). Capitalized terms used without definition in this Amendment shall have the meanings given to such terms in the Development Agreement (as defined below).

                                    RECITALS

         WHEREAS, Aronex (f/k/a Argus Pharmaceuticals, Inc.) and Genzyme entered into a License and Development Agreement dated September 10, 1993 (as subsequently amended by amendments dated September 8, 1995, September 10, 1996 and March 27, 1997, the "Development Agreement") relating to the development, license, manufacture, marketing and sale of pharmaceutical compositions incorporating "AR-623" (also known as "Atragen(TM)");

         WHEREAS, Genzyme has elected to terminate its Option and relinquish its rights thereunder, effective as of March 24, 1999 (the "Election");

         WHEREAS, as a result of the Election by Genzyme, Aronex is obligated pursuant to Section 2.4 of the Development Agreement to pay Genzyme the sum of $2,000,000 (the "Repayment Amount") on or before April 24, 1999, which has been extended to the Effective Date, plus an additional amount of $500,000 (the "Minimum Royalty Amount") of minimum royalty payments by April 24, 2000; and

         WHEREAS,  Aronex and Genzyme desire to amend the Development  Agreement
(i) to restructure the Repayment Amount and the Minimum Royalty Amount owing by Aronex as a result of such Election under Section 2.4 thereof into a convertible note to be issued to Genzyme by Aronex, (ii) to issue Genzyme a warrant to purchase 50,000 shares of Aronex Common Stock, and (iii) to provide Genzyme with registration rights with respect to shares it may receive upon conversion of such convertible note as well as shares issuable upon exercise of the warrant;

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants contained herein, Aronex and Genzyme agree as follows:

         1.  RESTRUCTURING OF REPAYMENT  AMOUNT AND MINIMUM ROYALTY AMOUNT.
The parties agree that the Repayment Amount and the Minimum Royalty Amount required to be paid by Aronex to Genzyme as a result of the Election shall be due and payable pursuant to the terms of a three-year Convertible Note from Aronex in the form of Exhibit 2.4(a) hereto. Such Convertible Note shall provide for interest of 10% per annum, to be payable in semi-annual payments and the principal amount thereof to be due on the expiration of three years. In addition, part or all of the principal of the Convertible Note may be converted, at Genzyme's election, into shares of Common Stock of Aronex at a purchase price of $4.35 per share, at any time and from time to time, prior to the repayment thereof. As a result, Section 2.4 of the Development Agreement is hereby amended by adding the following paragraph at the end thereof:

         "Notwithstanding anything contained in this Section 2.4 to the contrary, the obligation of Aronex to pay (i) $2,000,000 within thirty days of the Option Expiration Date and (ii) $500,000 minimum royalty within the first twelve months following the due date of the $2,000,000 amount, is hereby canceled and terminated in exchange for the issuance by Aronex and delivery to Genzyme of (i) a Convertible Note (the "Convertible Note") in the principal amount of $2,500,000 in the form attached hereto as Exhibit 2.4(a) and (ii) a Common Stock Purchase Warrant (the "Warrant") to purchase 50,000 shares of the Common Stock of Aronex, par value $.001 per share (the "Common Stock"), at a purchase price of $4.00 per share in the form attached hereto as
         Exhibit 2.4(b)."

         2.       REGISTRATION RIGHTS.

         The following  section shall be added to the  Development  Agreement as
Section 11 thereof:

         "11.     Registration Rights.

          (a) Shelf Registration. Within sixty days from the receipt of notice from Genzyme of its interest to either exercise the Warrant or convert a portion of the principal amount of the Convertible Note, Aronex shall use its reasonable best efforts to prepare for filing with the Securities and Exchange Commission (the "Commission"), and cause to be declared effective, a "shelf" registration statement (the "Shelf Registration") pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Securities Act"), providing for the sale by the Stockholder (as hereafter defined) of the Registrable Shares (as hereinafter defined). Aronex agrees to use its reasonable best efforts to keep such Shelf Registration continuously effective for a period ending on the earliest of (a) the tenth anniversary of the effective date of such Shelf Registration, (b) the date on which all Registrable Shares covered thereby have been sold thereunder, or (c) the date upon which all Registrable Shares are freely transferable without restriction under the Securities Act. For the purpose of this Section 11, "reasonable best efforts"
               shall mean the best efforts of Aronex consistent with sound and reasonable business practices and judgment. "Registrable Shares" means any shares of Common Stock issuable upon conversion of the Convertible Note, (ii) any shares of Common Stock issuable upon exercise of the Warrant, and (iii) any other shares of Common Stock issued in respect of the shares referred to in (i) or (ii) (because of stock splits, stock dividends, subdivisions, combinations, reclassifications, recapitalizations, or similar events), provided, however, that any such shares shall cease to be Registrable Shares when such shares become eligible for resale under Rule 144(k) of the Securities Act by persons who are not affiliates of Aronex or upon (a) any transfer that results in the purchaser of such shares receiving shares that are not "restricted securities" within the meaning of Rule 144 or (b) any transfer to a person or entity that, by virtue of Section 11(g) hereof is not entitled to the rights set forth in this Section
               11. "Stockholder" means Genzyme and any persons or entities to whom the rights granted under this Section 11 are transferred in accordance with Section 11(g).

     (b) Registration Procedures. In connection with Aronex's obligations with respect to the Shelf Registration, Aronex shall use its reasonable best efforts to effect the registration in furtherance of the sale of the Registrable Shares in accordance with the intended method or methods of distribution thereof described in the Shelf Registration. In connection therewith, Aronex shall, as promptly as may be practicable:

                    (i) prepare and file with the Commission a registration statement with respect to the Registrable Shares on any form for which Aronex then qualifies or which counsel for Aronex shall deem appropriate and which form shall be available for the disposition of the Registrable Shares in accordance with the intended method or methods of disposition thereof;

                    (ii) prepare and file with the  Commission  such  amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for the applicable period specified in Section 11(a) above or as may be reasonably requested by Stockholder in order to incorporate information concerning Stockholder or its intended method of distribution, and otherwise to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

                    (iii) furnish to  Stockholder,  prior to the filing  thereof with the Commission, a copy of such registration statement and each amendment thereof and each supplement, if any, to the prospectus included therein and Aronex shall use its reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as Stockholder may reasonably propose;

                           (iv) furnish to Stockholder a copy of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto but excluding all documents incorporated by reference therein unless specifically so requested by Stockholder) and such reasonable number of copies of the prospectus included in such registration statement (including each preliminary prospectus) as Stockholder may reasonably request;

                           (v) use reasonable best efforts to register or qualify the Registrable Shares under such other securities laws or blue sky laws of such jurisdictions as Stockholder shall reasonably request, and take any and all such actions as may be reasonably necessary or advisable to enable Stockholder to consummate the disposition in such jurisdictions of such Registrable Shares;

                           (vi) notify Stockholder, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the period that Aronex is required to keep the registration statement effective, of the happening of any event as a result of which the prospectus included in such registration statement (as then in effect) contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly prepare, file with the Commission and furnish Stockholder a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that as thereafter declared to the purchasers of such shares, such prospectus shall not include an entire statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                           (vii) advise  Stockholder,  promptly after  receiving
                  notice thereof, of any stop order issued or threatened by the Commission and use its reasonable best efforts to take all actions required to prevent the entry of such stop order, or to remove it if entered; and

                           (viii) use its  reasonable  best efforts to cause all
                  Registrable Shares included in such registration statement to be listed, by the date of the first sale of Registrable Shares pursuant to such registration statement, on each securities exchange or market on which the Common Stock of Aronex is then listed or proposed to be listed.

                           (ix) shall (a) make reasonably available for inspection by Stockholder, and any attorney, accountant or other agent retained by Stockholder all relevant financial and other records, pertinent corporate documents and properties of Aronex and (b) cause Aronex's officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by Stockholder or any such attorney, accountant or agent in connection with such registration statement, in each case as may be reasonably necessary to enable such persons to conduct a reasonable investigation within the meaning of Section 11 of the Securities Act.

                           (x) shall use its reasonable best efforts to take all
                  other  steps   necessary   effect  the   registration  of  the
                  Registrable Shares contemplated hereby.

         (c) Expenses. All expenses incident to Aronex's performance of or compliance with the provisions of this Section 11 will be borne by Aronex. Notwithstanding the foregoing, Stockholder shall pay any and all underwriting fees, discounts or commissions attributable to the sale of Registrable Shares.

         (d)   Indemnification.

               (i)  Upon the  registration  of  Registrable  Shares  pursuant to
                    Section 11 hereof, Aronex shall, and it hereby agrees to, indemnify and hold harmless, to the extent permitted by law, Stockholder, its officers and directors, each underwriter of such Registrable Shares, if any, and each person who controls such person (within the meaning of the Securities
                    Act) against all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees and expenses) to which Stockholder, its officers, directors, each underwriter, or such controlling persons may become subject, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of material fact contained in any such registration statement, any prospectus or preliminary prospectus contained therein or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Stockholder, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; except (A) insofar as the same arise out of or are based upon an untrue statement or omission or alleged omission so made based upon information furnished by Stockholder, underwriter or controlling person in writing specifically for use in such registration statement or prospectus or (B) insofar as the same are caused by Stockholder's or such underwriter's failure to deliver a copy of such registration statement or prospectus or any amendments or supplements thereto after Aronex has furnished Stockholder or such underwriter with a sufficient number of copies of the same.

               (ii) In connection  with any  registration  statement under which
                    Registrable Shares are registered under the Securities Act and pursuant to which Stockholder offers and sells Registrable Shares, Stockholder shall, and it hereby agrees to, indemnify and hold harmless, to the extent permitted by law, each of Aronex, its officers and directors, and each person who controls Aronex (within the meaning of the
                    Securities Act) and, if the offering is an underwritten offering, the underwriters, against all losses, claims, damages, liabilities and expenses (including reasonable attorneys' fees and expenses) to which Aronex, its officers and directors, underwriters, or controlling persons may become subject, insofar as such losses, claims, damages, liabilities and expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of material fact contained in any such registration statement, any prospectus or preliminary prospectus contained therein or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and will reimburse Aronex and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, insofar as (A) the same arise out of or are based upon any untrue statement or omission or alleged omission so made based upon information furnished by Stockholder, or an underwriter or controlling person of Stockholder, in writing specifically for use in such registration statement or prospectus or (B) the same are caused by Stockholder's or such underwriter's failure to deliver a copy of such registration statement or prospectus or any amendments or supplements thereto after Aronex has furnished Stockholder or such underwriter with a sufficient number of copies of the same and provided, further, that the liability of Stockholder under this Section 11 shall be limited to the proportion of any such loss, claim, damage, liability or expense which is equal to the proportion that the public offering price of Registrable Shares sold by Stockholder under such registration statement bears to the total public offering price of all securities sold thereunder, but not to exceed the amount of the proceeds received by Stockholder from the sale of the Registrable Shares covered by such registration statement.

               (iii)Any person  entitled to  indemnification  hereunder will (A)
                    give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification (but the failure to give such notice will not affect the right to indemnification hereunder, unless the indemnifying party is materially prejudiced by such failure) and (B) unless in such indemnified party's reasonable judgment a conflict of interest may exist between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel selected by the indemnifying party and reasonably satisfactory to the indemnified party. If such defense is not assumed by the indemnifying party or if the indemnifying party is not permitted to assume such defense then (x) the indemnified party shall select counsel, which counsel must be reasonably satisfactory to the indemnifying party and (y) the indemnifying party will not be subject to any liability for any settlement made without its consent (which consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonably judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which case the indemnifying party shall be obligated to pay the fees and expenses of one additional counsel, who must be reasonably satisfactory to the indemnifying party.

               (iv) Each  party  hereto  agrees  that,  if for  any  reason  the indemnification provisions contemplated by Section 11(d)(i) or 11(d)(ii) are unavailable or are insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 11(d)(iv) were determined by pro rata allocation (even if Stockholder or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to in this Section 11(d)(iv). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

               (v) The indemnification and contribution obligations and each other provision set forth in this Section 11(d) shall remain in full force and effect regardless of any investigation made by or on behalf of Aronex, Stockholder, any officer or employee of Aronex or Stockholder, any underwriter, any officer or employee of such underwriter, or any controlling person of any of the foregoing and shall survive the transfer and registration of Registrable Shares by Stockholder.

          (e)  Rule  144  Reporting.   With  a  view  to  making   available  to
               Stockholder the benefits of Rule 144 promulgated by the Commission under the Securities Act, Aronex agrees to use its reasonable best efforts to:

               (i) make and keep adequate current public information with respect to Aronex available, as those terms are used in Rule 144 under the Securities Act;

               (ii) file with the  Commission in a timely manner all reports and other documents required of Aronex under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and

               (iii)furnish  to  Stockholder  promptly  upon  request  a written statement by Aronex as to its compliance with the reporting requirements of Rule 144 and the Exchange Act, a copy of the most recent annual or quarterly report of Aronex, and such other reports and documents of Aronex as Stockholder may reasonably request in order to permit Stockholder to avail itself of any rule or regulation of the Commission allowing Stockholder to sell its Registrable Shares without registration.

          (f) Amendments and Waivers. Any provision of this Section 11 may be amended or waived if, but only if, in the case of an amendment, such amendment is in writing and is signed by Aronex and Stockholder. No failure or delay by Aronex or Stockholder in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

          (g)  Transfers of Certain Rights.

                  (i) The rights granted to Stockholder under this Section 11 may be transferred or succeeded to only by (i) an affiliate of Stockholder, (ii) a person or entity that acquires substantially all of the assets of Stockholder, or (iii) any other person or entity that acquires at least 25% of the Registrable Shares; provided, however, that Aronex is given written notice prior to or promptly following such transfer stating the name and address of the transferee and identifying the securities with respect to which such rights are being assigned. Such notice shall include or be accompanied by a written undertaking by the transferee to comply with the obligations imposed on Stockholders under this Section 11.

                  (ii) A transferee to whom rights are transferred pursuant to this Section 11(g) may not again transfer such rights to any other person or entity, other than as provided in Section 11(g)(i) above."

     3. NO OTHER AMENDMENTS. Except as specifically amended hereby, the Development Agreement shall continue in full force and effect.

         IN WITNESS WHEREOF the parties hereto have executed this Amendment in one or more copies effective as of the Effective Date.

                                        ARONEX PHARMACEUTICALS, INC.


                                        By:    /s/ Geoffrey F. Cox
                                               ---------------------------------
                                        Name:  Geoffrey F. Cox
                                               ---------------------------------
                                        Title: Chairman of the Board & Chief
                                                 Executive Officer
                                               ---------------------------------

                                        GENZYME CORPORATION

                                        By:    /s/ Richard Douglas
                                               ---------------------------------
                                        Name:  Richard Douglas
                                               ---------------------------------
                                        Title: Senior Vice President,
                                                 Corporate Development
                                               ---------------------------------